MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS April 28, 2014

Invesco Mid Cap Value Portfolio

(formerly, Lord Abbett Mid Cap Value Portfolio)

Class A, Class B and Class E

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 28, 2014, and the Portfolio’s financial statements for the year ended December 31, 2013, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2013, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objective

High total return by investing in equity securities of mid-sized companies.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.78%	1.03%	0.93%
Fee Waiver*	(0.02%)	(0.02%)	(0.02%)

Net Operating Expenses	0.76%	1.01%	0.91%

*	Restated to reflect that, provided the Portfolio’s daily net assets are between $750 million and $1.4 billion, MetLife Advisers LLC has contractually agreed, for the period April 28, 2014 through April 30, 2015, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.625% of the first $1.4 billion of the Portfolio’s average daily net assets and 0.600% of such assets over $1.4 billion. This arrangement may be modified or discontinued prior to April 30, 2015, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$78	$248	$433	$967
Class B	$104	$327	$569	$1,262
Class E	$93	$296	$515	$1,145

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies. Invesco emphasizes a value style of investing, seeking securities of companies that it believes are undervalued. Invesco seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, Invesco looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company. Invesco will consider selling a security if it reaches Invesco’s estimate of fair value or if a more attractive investment opportunity is identified.

The Portfolio considers a company to be a mid-sized company if it has a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2013, the market capitalizations of companies in the Russell Midcap® Index ranged from $1.1 billion to $29.1 billion. The Portfolio invests in equity securities, such as common stocks, preferred stocks, convertible securities, and equity-linked securities to purchase common stocks and other equity interests, such as partnership and trust interests.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers and may invest up to 20% of its total assets in real estate investment trusts (“REITs”).

The Portfolio may also utilize derivative instruments, including forward foreign currency contracts, futures contracts and options. The Portfolio may utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Portfolio will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Portfolio may invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio may also invest in options to mitigate risk.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk.     Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Invesco Mid Cap Value Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective October 1, 2013, Invesco became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	3rd – 2009	19.10%
Lowest Quarter	3rd – 2011	-22.14%

Average Annual Total Return as of December 31, 2013

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	30.63%	18.28%	8.10%	—	—
Class B	30.30%	17.98%	7.83%	—	—
Class E	30.46%	N/A	N/A	21.31%	04-25-12
Russell Midcap Value Index	33.46%	21.16%	10.25%	—	—
(reflects no deduction for mutual fund fees or expenses)

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Invesco Advisers, Inc. is the subadviser to the Portfolio.

Portfolio Managers.    Thomas R. Copper (co-lead manager), Portfolio Manager, John Mazanec (co-lead manager), Portfolio Manager, and Sergio Marcheli, Portfolio Manager, have managed the Portfolio since October 2013.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of Metropolitan Life Insurance Company and its affiliates to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Invesco Mid Cap Value Portfolio

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